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                                  EXHIBIT 31.1

                               CCFNB BANCORP, INC.

                          CEO CERTIFICATION PURSUANT TO
                               SECTION 302 OF THE
                           SARBANES-OXLEY ACT OF 2002

I, Lance O. Diehl, certify that:

1. I have reviewed this amendment to our annual report on Form 10-K of CCFNB Bancorp, Inc. for the year ended December 31, 2004.

2. Based on my knowledge, this amendment to our annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this amendment to the annual report.

3. Based on my knowledge, the financial statements, and other financial information included in this annual report, as amended, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report, as amended;

4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and have:

      (a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report, as amended, is being prepared;

      (b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of December 31, 2004 prior to the filing date of this annual report, as amended; and

      (c) presented in this amendment to such annual report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of December 31, 2004;

5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent functions):

      (a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for registrant's auditors any material weaknesses in internal controls; and

      (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

6. The registrant's other certifying officers and I have indicated in this amendment to such annual report whether there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to December 31, 2004, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date: August 8, 2005                                /s/ Lance O. Diehl
                                                    ----------------------------
                                                    Lance O. Diehl
                                                    Chief Executive Officer

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